JWH
Telecommunications Inc.

Purchase Order

Supplier		Purchaser	
	BRAVATEK SOLUTIONS INC bravatek 2028 EAST BEN WHITE AVENUE BLVD #240-2835 AUSTIN, TEXAS 78741 703-981-5044		JWH TELECOMMUNICATIONS INC 29046 Eagle Road Menifee, CA 92584 951-837-7767

Date	Project	Purchase Order	Terms	Attention
8-11-2016	SPRINT SWAP	0000360073-OH-01-Bravatek	No more than 60 days	Tom Cellucci

Quantity	Site	Description	Unit Price	Amount
111		SAP AUDITS		
		SWAP SERVICES_DECOM_OHIO		
		SWAP SERVICES_CONSTRUCTION_OHIO		
		PRIOR TO PAYMENT: • All final inspections signed • Certificate of Occupancy obtained • Lien Releases signed • Deliverables/COP approved by customer		
			SUB TOTAL	$438,000.00
			TOTAL	$438,000.00

JWH TELECOMMUNICATIONS CHECKLIST

By: _______________
AUTHORIZED SIGNATURE- JWH

By: _______________
AUTHORIZED SIGNATURE-SOLID GROUND